Exhibit 2.2

FIRST AMENDMENT

TO

CONTRACT FOR PURCHASE

THIS FIRST AMENDMENT TO CONTRACT FOR PURCHASE (this “Amendment”) is entered into as of the 31st day of October, 2006 by and between Kennedy Homes Limited Partnership, a Florida limited partnership, whose mailing address is  c/o Apartment Investment and Management Company, Stanford Place 3, 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado  80237("Seller"), and the City of Gainesville, Florida, a municipal corporation, whose mailing address is Post Office Box 490, Station 06, Gainesville, Florida 32602 ("Buyer").

RECITALS

A.

Pursuant to that certain Contract for Purchase (the “Contract”) between Purchaser and Seller dated as of April 17, 2006, Seller has agreed to sell to Purchaser certain property (the “Property”) located in Alachua County, Florida, being more particularly described in the Contract, including without limitation the Real Property described on Exhibit A attached to the Contract.

B.

Purchaser and Seller desire to amend and modify the Contract as described herein.

NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration in hand paid by Purchaser to Seller and by Seller to Purchaser upon the execution of this Amendment, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller hereby agree as follows:

1.

Definitions.  Any capitalized terms not otherwise defined herein shall have the meaning ascribed to such term as set forth in the Contract.

2.

Amendments.  The Contract is hereby amended as follows:

2.1

The deadline for the date of Closing under the Contract is amended to be January 31, 2007.

2.2

The following is added to the end of Section 10.A. of the Contract:

“Buyer acknowledges that Seller gave Buyer prompt notice of the foreclosure action filed by AIMCO Properties, L.P. and styled AIMCO Properties, L.P. v. Kennedy Homes Limited Partnership, 8th Judicial Circuit, Alachua County, Florida, Case No. 01-06-CA 3675 (the “Foreclosure Action”).  Seller acknowledges and agrees that it shall cause the Foreclosure Action to be dismissed at or prior to Closing.”

3.

Confirmation.  Except as specifically set forth herein, all other terms and conditions of the Contract shall remain unmodified and in full force and effect, the same being confirmed and republished hereby.  In the event of any conflict between the terms of the Contract and the terms of this Amendment, the terms of this Amendment shall control.

4.

Counterparts.  This Amendment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument and any of the parties or signatories hereto may execute this Amendment by signing any such counterpart.

5.

Transmission.  This Amendment may be transmitted between the parties by facsimile or by electronic mail.  The parties intend that faxed or emailed signatures constitute original signatures and that a facsimile-transmitted or email-transmitted Amendment containing signatures of all of the parties is binding on the parties having signed such facsimile-transmitted or email-transmitted Amendment.

6.

Successors and Assigns.  This Amendment shall inure to the benefit and be binding upon the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

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IN WITNESS WHEREOF, Purchaser and Seller have caused this Amendment to be executed by persons duly authorized thereunto as of the day and year first above written.

WITNESSES: /s/Amevi Akoussan Print Name: Amevi Akoussan /s/Renata L. Cennamo Print Name: Renata L. Cennamo

SELLER:

KENNEDY HOMES LIMITED PARTNERSHIP, a Florida limited partnership

By:

The National Housing Partnership, a District of Columbia limited partnership, its general partner

By:

National Corporation for Housing Partnerships, a District of Columbia corporation, its general partner

By:  /s/Lance J. Graber

        Lance J. Graber,

        Executive Vice President

STATE OF Connecticut

COUNTY OF Fairfield

The foregoing instrument was acknowledged before me this 27th day of October, 2006, by Lance J. Graber. the Executive Vice President of National Corporation for Housing Partnerships, a District of Columbia corporation, which is the general partner of The National Housing Partnership, a District of Columbia limited partnership, which is the general partner of Kennedy Homes Limited Partnership, a Florida limited partnership, on behalf of said corporation, who is personally known to me or who has produced ________CTDL______________________ as identification and whom did not take an oath.

/s/Danny Ruiz NOTARY PUBLIC Print name: Danny Ruiz My Commission expires on: July 31, 2009

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WITNESSES: /s/Rosemary Shell Print Name: Rosemary Shell	BUYER: CITY OF GAINESVILLE, FLORIDA, a municipal corporation, By: /s/Russ Blackburn Russ Blackburn, City Manager

STATE OF FLORIDA

COUNTY OF ALACHUA

The foregoing instrument was acknowledged before me this 30th  day of October, 2006, by Russ Blackburn, City Manager who is personally known to me or who has produced ________________________ as identification and whom did not take an oath.

/s/Constance N. Williams NOTARY PUBLIC Print name: Constance N. Williams My Commission expires on: April 26, 2010

Buyer’s address for purposes of notice:  Post Office Box 490, Mail Station 6, Gainesville, Florida 32602-0490.  Phone:  352-334-5010.

APPROVED AS TO FORM AND LEGALITY

_______________________10/31/2006

City Attorney

City of Gainesville